                                                                    Exhibit 4(a)


                                                                  EXECUTION COPY

                  AMENDMENT No. 6 entered into as of August 10, 2000 (this
            "AMENDMENT"), to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Magellan Health Services, Inc., a Delaware corporation (the "PARENT BORROWER"); Charter Behavioral Health System of New Mexico, Inc., a New Mexico corporation; Merit Behavioral Care Corporation, a Delaware corporation; each other wholly owned domestic subsidiary of the Parent Borrower that becomes a "Subsidiary Borrower" pursuant to Section 2.23 of the Credit Agreement (each, a "SUBSIDIARY BORROWER" and, collectively, the "SUBSIDIARY BORROWERS" (such term is used herein as modified in Article I of the Credit Agreement); the Parent Borrower and the Subsidiary Borrowers are collectively referred to herein as the "BORROWERS"); the Lenders (as defined in Article I of the Credit Agreement); The Chase Manhattan Bank, a New York banking corporation, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders and as an issuing bank (in such capacity, an "ISSUING BANK"); First Union National Bank, a national banking corporation, as syndication agent (in such capacity, the "SYNDICATION AGENT") for the Lenders and as an issuing bank (in such capacity, an "ISSUING BANK"); and Credit Lyonnais New York Branch, a licensed branch of a bank organized and existing under the laws of the Republic of France, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders and as an issuing bank (in such capacity, an "ISSUING BANK" and, together with The Chase Manhattan Bank and First Union National Bank, each in its capacity as an issuing bank, the "ISSUING BANKS").

         A. The Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

         B. The Parent Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement as set forth herein, and the requisite Lenders are willing so to amend such provisions of the Credit Agreement, on the terms and subject to the conditions set forth in this Amendment.

         C. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement (as amended hereby).

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO SECTION 1.01. (a) The definition of the term "Applicable Percentage" in Section 1.01 of the Credit Agreement is hereby amended by:

(i) replacing the text "(i) until the date that is six months following the Closing Date, (ii)" in the last sentence of such definition with the following text:

         (a) until the delivery (THE "DELIVERY TIME") to the Administrative Agent, pursuant to Section 5.04(a), of the Parent Borrower's consolidated financial statements for the Parent Borrower's fiscal year ending on September 30, 2001, the Applicable Percentage shall be (i) with respect to any Eurodollar Loan, 3.50%, (ii) with respect to any ABR Loan, 2.50% and (iii) with respect to the Commitment Fees, 0.5000% and (b) after the Delivery Time (i)

; (ii) replacing the text "(iii)" in the last sentence of such definition with the text "(ii)"; and (iii) replacing the table therein with the following table (with the changes in the Applicable Percentages effected by this Amendment becoming effective on August 10, 2000):


                                                Eurodollar     ABR        Fee
Leverage Ratio                                    Spread      Spread   Percentage
--------------                                    ------      ------   ----------
CATEGORY 1                                         3.00%       2.00%      0.500%
Greater than or equal to 4.75 to 1.00

CATEGORY 2                                         2.75%       1.75%      0.500%
Less than 4.75 to 1.00 but greater
than or equal to 4.00 to 1.00

CATEGORY 3                                         2.50%       1.50%      0.500%
Less than 4.00 to 1.00 but greater
than or equal to 3.50 to 1.00

CATEGORY 4                                         2.25%       1.25%      0.500%
Less than 3.50 to 1.00 but greater
than or equal to 3.00 to 1.00

CATEGORY 5                                         2.00%       1.00%      0.375%
Less than 3.00 to 1.00 but greater
than or equal to 2.50 to 1.00

CATEGORY 6                                         1.75%       0.75%      0.375%
Less than 2.50 to 1.00

         (b) The definition of the term "Asset Sale" in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso immediately after the text "Real Estate for Sale" in clause (c)(i) of such definition:

         , PROVIDED that no Default with respect to paragraph (c) of Article VII or Event of Default has occurred and is continuing at the time of such sale, transfer or other disposition and each such sale, transfer or other disposition is for fair market value.

         (c) The definition of the term "Change in Control" in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text "(i)" immediately after the text "other than" in clause (a) of such definition, (ii) adding the text "and (ii) TPG" immediately after the text "on the Closing Date" at the end of clause (a) of such definition, (iii) adding the text "or by TPG" immediately after the text "Parent Borrower" in subclause (i) of clause (b) of such definition, (iv) adding the text ", unless in any such case described in clause (a) or (b) such persons were nominated, appointed or elected by, or at the direction of, TPG" immediately before the period at the end of the last sentence of such definition and (v) adding the following new sentence at the end of such definition:

         For purposes of the foregoing, any shares of capital stock of the Borrower that are held by any Person shall, to the extent that TPG has the power to direct the voting of such shares, be deemed to be owned, beneficially and of record, by TPG.

         (d) The definition of the term "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by adding the following text at the end of the first sentence of such definition:

         MINUS, without duplication, (e) any Sold Entity EBITDA during such period, calculated on a PRO FORMA basis as of the first day of such period, and PLUS (f) without duplication of any amounts added to Consolidated Net Income pursuant to any other clause of this definition, any charges, writeoffs or losses for such period of the types described on Schedule 1.01(e) up to the maximum amounts set forth in such Schedule, to the extent such charges, writeoffs or losses were deducted in determining Consolidated Net Income for such period

         (e) The definition of the term "Consolidated Interest Expense" in
Section 1.01 of the Credit Agreement is hereby amended by adding the following text at the end of such definition:

         , MINUS (without duplication) gross interest expense (including interest expense attributable to Capital Lease Obligations and Interest Rate Protection Agreements but excluding any non-cash interest expense, including amortization of deferred loan costs) relating to Indebtedness repaid, extinguished or otherwise ceasing to be an obligation of the Parent Borrower or any of the Subsidiaries after giving effect to the sale or other disposition of any Sold Entity during such period, calculated on a PRO FORMA basis as of the first day of such period.

         (f) The definition of the term "Consolidated Net Worth" in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of such definition:

         ;PROVIDED, HOWEVER, that, in determining Consolidated Net Worth as of the end of any fiscal quarter of the Parent Borrower, the aggregate amount of any charges, writeoffs and losses for such fiscal quarter (or any prior fiscal quarter) that at any time were added to Consolidated Net Income pursuant to clause (f) of the definition of the term Consolidated EBITDA shall be added to

         Consolidated Net Worth to the extent such items otherwise resulted in a reduction of Consolidated Net Worth.

         (g) Section 1.01 of the Credit Agreement is hereby amended by adding the defined terms "Mentor", "Mentor Sale", "Sold Entity", "Sold Entity EBITDA", "Specified Assets" and "TPG" in the appropriate alphabetical order, to read in their entirety as follows:

         "MENTOR" shall mean National Mentor, Inc., a Delaware corporation.

         "MENTOR SALE" shall mean the sale of all or a substantial portion of the business of Mentor and its subsidiaries (whether such sale is effected through a sale of a majority of the common stock of Mentor or all or a substantial portion of the assets of Mentor and its subsidiaries, or any combination thereof) for aggregate consideration in the forms and amounts specified in the Agent's Transmittal Letter (as defined below) and otherwise in accordance with the terms of a purchase agreement to be entered into in respect of such sale, PROVIDED that (a) the terms and conditions of such purchase agreement (as amended, waived or otherwise modified from time to time) shall not, without the written consent of the Required Lenders, be inconsistent in any manner materially adverse to the Lenders with the terms of the letter dated July 31, 2000, from the Administrative Agent addressed to the Lenders (the "Agent's Transmittal Letter") and previously delivered to the Lenders and (b) the assets of Mentor and its subsidiaries at the time of such sale do not include any material assets owned by the Parent Borrower or its other Subsidiaries on August 10, 2000.

         "SOLD ENTITY" shall mean the assets, in the case of a sale of assets, or the capital stock or other equity interests (or, if the context requires, the person that is the issuer of such capital stock or other equity interests), in the case of a sale of capital stock or other equity interests, of Mentor and its subsidiaries to the extent such assets and/or capital stock or other equity interests are sold or otherwise transferred as a part of the Mentor Sale.

         "SOLD ENTITY EBITDA" shall mean, with respect to the Sold Entity for any period, the consolidated net income of such Sold Entity for such period PLUS to the extent deducted in the determination of such Sold Entity's consolidated net income, the sum of such Sold Entity's (a) aggregate amount of income tax expense for such period, (b) aggregate amount of interest expense for such period and (c) aggregate amount of amortization, depreciation and other non-cash charges (including employee stock owner-ship plan expense, stock option expense, and amortization of goodwill, transaction expenses, excess reorganization expense, covenants not to compete and other intangible assets) for such period, all as determined on a consolidated basis in accordance with GAAP, PROVIDED that
(i) all extraordinary gains or losses of such Sold Entity and its consolidated subsidiaries for such period and (ii) the gain (or loss) for such period attributable to the sale of any assets of such Sold Entity and its consolidated subsidiaries outside the ordinary course of business shall not be included in such Sold Entity's consolidated net income.

         "SPECIFIED ASSETS" shall mean the assets described on Schedule 1.01(d) that are denoted in such Schedule as Specified Assets.

         "TPG" shall mean TPG Partners II, L.P., TPG Advisors II, Inc., TPG GenPar II, L.P., and their Affiliates, PROVIDED that no such Affiliate shall be deemed a member of TPG to the extent it ceases to be Controlled by, or under common Control with, TPG Partners II, L.P, TPG Advisors II, Inc. and /or TPG GenPar II, L.P., as the case may be.

         (h) Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "GPA Sale".

         SECTION 2. AMENDMENT TO SECTION 2.06(a). Section 2.06(a) of the Credit Agreement is hereby amended by: (a) replacing the text "1.50%" in such Section with the text "2.75%" and (b) replacing the text "1.75%" in such Section with the text "3.00%".

         SECTION 3. AMENDMENT TO SECTION 2.06(b). Section 2.06(b) of the Credit Agreement is hereby amended by: (a) replacing the text "2.50%" in such Section with the text "3.75%" and (b) replacing the text "2.75%" in such Section with the text "4.00%".

         SECTION 4. AMENDMENT TO SECTION 2.13(a). Section 2.13(a) of the Credit Agreement is hereby amended by:

         (a) deleting the text preceding the text "PROVIDED, HOWEVER" in its entirety and substituting in lieu thereof the following text:

         Not later than the third Business Day following the completion of any Asset Sale, any transaction described in Section 6.05(f) or any sale or other disposition of any Specified Assets, the Borrowers shall apply
         (1) if such transaction is the Mentor Sale or a sale or other disposition of Specified Assets, 50% of the Net Cash Proceeds received with respect thereto, and (2) if such transaction is neither the Mentor Sale nor a sale or other disposition of Specified Assets, 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Loans in accordance with Sections 2.13(e) and 2.13(f);

         and

         (b) replacing the text "$5,000,000" in such Section with the text "$2,500,000".

         SECTION 5. AMENDMENT TO SECTION 2.13(b). Section 2.13(b) of the Credit Agreement is hereby amended by substituting the date "September 30, 2002" for the date "September 30, 1999" in clause (i) of such Section.

         SECTION 6. AMENDMENT TO SECTION 2.13(e). Section 2.13(e) of the Credit Agreement is hereby amended by adding the following proviso at the end of such
Section:

         ; PROVIDED, HOWEVER, that the portion of any mandatory prepayments resulting from the Mentor Sale that are allocated pursuant to the foregoing to prepay Tranche A Term Loans shall be applied in order of maturity against the remaining scheduled installments of principal due in respect of Tranche A Term Loans under 2.12(a).

         SECTION 7. AMENDMENT TO SECTION 5.04. Section 5.04 of the Credit Agreement is hereby amended as follows:

         (a) by deleting clause (ii) of paragraph (a) thereof in its entirety and substituting in lieu thereof the following clause (ii):

         (ii) prior to the Mentor Sale, an unaudited consolidated balance sheet and statement of operations for the Behavioral Managed Care and Human Services business segments of the Parent Borrower and such other material business segments of the Parent Borrower as are reasonably requested by the Administrative Agent;

         and

         (b) by deleting clause (ii) of paragraph (b) thereof in its entirety and substituting in lieu thereof the following clause (ii):

         (ii) prior to the Mentor Sale, a consolidated balance sheet and statement of operations for the Behavioral Managed Care and Human Services business segments of the Parent Borrower and such other material business segments of the Parent Borrower as are reasonably requested by the Administrative Agent showing the financial condition of the Behavioral Managed Care and Human Services business segments of the Parent Borrower and such other material business segments of the Parent Borrower as are reasonably requested by the Administrative Agent, in the cases of (i) and (ii) of this paragraph as of the close of such fiscal quarter and the results of its operations during such fiscal quarter and the then elapsed portion of the fiscal year;

         SECTION 8. AMENDMENT TO SECTION 6.04. Section 6.04 of the Credit Agreement is hereby amended by adding a new paragraph (r) at the end of such Section, to read in its entirety as follows:

         (r) investments by the Parent Borrower or its Subsidiaries in Mentor and/or its subsidiaries obtained or retained pursuant to the Mentor Sale, PROVIDED that all such investments shall be pledged to the Collateral Agent in accordance with Section 5.11.

         SECTION 9. AMENDMENT TO SECTION 6.05. Section 6.05 of the Credit Agreement is hereby amended by (i) deleting the text "the GPA Sale," from the first parenthetical phrase in such Section, (ii) deleting the word "and" immediately after the semicolon in paragraph (j) of such Section, (iii) deleting the period at the end of paragraph (k) of such Section and substituting in lieu thereof the text "; and" and (iv) adding a new paragraph (l) at the end of such Section, to read in its entirety as follows:

         (l) the Parent Borrower may effect the Mentor Sale, PROVIDED that no Default (other than a Default with respect to paragraph (e) of Article
         VII)
         or Event of Default has occurred and is continuing at the time of sale and the Net Cash Proceeds from the Mentor Sale shall be applied as required by Section 2.13(a).

         SECTION 10. AMENDMENT TO SECTION 6.10. The table set forth in Section
6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Fiscal Quarter Ending Dates                                             Ratio
---------------------------                                             -----
September 30, 2000, through March 31, 2002                             1.85:1:00
April 1, 2002, through March 31, 2003                                  1.95:1.00
April 1, 2003 through March 31, 2004                                   2.10:1.00
April 1, 2004, through March 31, 2005                                  2.40:1.00
April 1, 2005, and thereafter                                          2.75:1.00

         SECTION 11. AMENDMENT TO SECTION 6.11. The table set forth in Section
6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Fiscal Quarter Ending Dates                                             Ratio
---------------------------                                             -----
September 30, 2000, through June 30, 2001                              5.50:1.00
July 1, 2001, through March 31, 2002                                   5.25:1:00
April 1, 2002, through March 31, 2003                                  5.00:1:00
April 1, 2003, through March 31, 2004                                  4.50:1:00
April 1, 2004, through March 31, 2005                                  4.00:1:00
April 1, 2005, and thereafter                                          3.50:1.00

         SECTION 12. AMENDMENT TO SECTION 6.12. The table set forth in Section
6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Fiscal Quarter Ending Dates                                             Ratio
---------------------------                                             -----
September 30, 2000, through March 31, 2001                             2.75:1.00
April 1, 2001, through March 31, 2002                                  2.50:1.00
April 1, 2002, through March 31, 2003                                  2.25:1.00
April 1, 2003, and thereafter                                          2.00:1.00

         SECTION 13. AMENDMENT TO SECTION 6.13. Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 6.13. MAINTENANCE OF CONSOLIDATED EBITDA. Permit the Consolidated EBITDA for the Parent Borrower for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter, commencing with the fiscal quarter ending on September 30, 2000, to be less than the amount set forth below opposite such period in Table A, if the Mentor Sale has not been consummated on or before such last day of the fiscal quarter, or in Table B, if the Mentor Sale has been consummated on or before such last day of the fiscal quarter:

                                    Table A
                                    -------

Fiscal Quarter Ending Dates                                            Ratio
---------------------------                                            -----
September 30, 2000, through December 30, 2000                       $200,000,000
December 31, 2001, through March 30, 2001                           $205,000,000
March 31, 2001, through June 29, 2001                               $207,500,000
June 30, 2001, through September 29, 2001                           $212,500,000
September 30, 2001, through March 31, 2002                          $217,500,000
April 1, 2002, through March 31, 2003                               $225,000,000
April 1, 2003, through March 31, 2004                               $235,000,000
April 1, 2004, through March 31, 2005                               $245,000,000
April 1, 2005, and thereafter                                       $260,000,000

                                    Table B
                                    -------

Fiscal Quarter Ending Dates                                            Ratio
---------------------------                                            -----
September 30, 2000, through December 30, 2000                       $180,000,000
December 31, 2001, through March 30, 2001                           $182,500,000
March 31, 2001, through June 29, 2001                               $185,000,000
June 30, 2001, through September 29, 2001                           $190,000,000
September 30, 2001, through March 31, 2002                          $195,000,000
April 1, 2002, through March 31, 2003                               $200,000,000
April 1, 2003, through March 31, 2004                               $210,000,000
April 1, 2004, through March 31, 2005                               $220,000,000
April 1, 2005, and thereafter                                       $230,000,000

         SECTION 14. Amendment to Schedule 1.01(d). Schedule 1.01(d) is hereby amended by deleting such Schedule in its entirety and replacing it with the attached new Schedule 1.01(d).

         SECTION 15. Addition of Schedule 1.01(e). Schedule 1.01(e) hereto is hereby added as a new Schedule to the Credit Agreement.

         SECTION 16. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

         (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

         (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

         SECTION 17. AMENDMENT FEE. In consideration of the agreements of the Lenders contained in this Amendment, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on August 10, 2000, an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.375% of the sum of such Lender's outstanding Term Loans and Revolving Credit Commitment as of such date.

         SECTION 18. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of August 10, 2000, when (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the requisite Lenders and (ii) the Amendment Fees, (b) the representations and warranties set forth in Section 16 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or to the Credit Agreement shall have been paid or reimbursed, as applicable.

         SECTION 19. CREDIT AGREEMENT. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

         SECTION 20. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 21. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

         SECTION 22. EXPENSES. The Parent Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   MAGELLAN HEALTH SERVICES, INC.,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

                                   CHARTER BEHAVIORAL HEALTH
                                   SYSTEM OF NEW MEXICO, INC.,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

                                   MERIT BEHAVIORAL CARE
                                   CORPORATION,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

                                   THE CHASE MANHATTAN BANK,
                                   individually and as Administrative Agent,
                                   Collateral Agent and an Issuing Bank,

                                   by /s/ Stephen P. Rockford
                                     ----------------------------------
                                      Name: Stephen P. Rockford
                                      Title: Vice President

                                   FIRST UNION NATIONAL BANK,
                                   individually and as Syndication Agent and an Issuing Bank,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   MAGELLAN HEALTH SERVICES, INC.,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

                                   CHARTER BEHAVIORAL HEALTH
                                   SYSTEM OF NEW MEXICO, INC.,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

                                   MERIT BEHAVIORAL CARE
                                   CORPORATION,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

                                   THE CHASE MANHATTAN BANK,
                                   individually and as Administrative Agent,
                                   Collateral Agent and an Issuing Bank,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

                                   FIRST UNION NATIONAL BANK,
                                   individually and as Syndication Agent and an Issuing Bank,

                                   by /s/ JOYCE L BARRY
                                     ----------------------------------
                                      Name: JOYCE L BARRY
                                      Title:SVP

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   MAGELLAN HEALTH SERVICES, INC.,

                                   by /s/ JAMES R. BENDENBAUGH
                                     ----------------------------------
                                      Name: JAMES R. BENDENBAUGH
                                      Title: SENIOR VICE PRESIDENT & TREASURER

                                   CHARTER BEHAVIORAL HEALTH
                                   SYSTEM OF NEW MEXICO, INC.,

                                   by /s/ CHARLOTTE A. SANFORD
                                     ----------------------------------
                                      Name: CHARLOTTE A. SANFORD
                                      Title: TREASURER

                                   MERIT BEHAVIORAL CARE
                                   CORPORATION,

                                   by /s/ CHARLOTTE A. SANFORD
                                     ----------------------------------
                                      Name: CHARLOTTE A. SANFORD
                                      Title: TREASURER

                                   THE CHASE MANHATTAN BANK,
                                   individually and as Administrative Agent,
                                   Collateral Agent and an Issuing Bank,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

                                   FIRST UNION NATIONAL BANK,
                                   individually and as Syndication Agent and an Issuing Bank,

                                   by
                                     ----------------------------------
                                      Name:
                                      Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:
                                   BATTERSON PARK CBOI

                                   By: General Re-New England Asset Management,
                                       Inc. as Collateral Manager

                                   By: /s/ SUSAN [ILLEGIBLE]
                                       ----------------------------------
                                       Name: SUSAN [ILLEGIBLE]
                                       Title: VICE PRESIDENT
                                               8/10/00

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                BANK POLSKA KASA OPIEKI S.A., NEW YORK
                                    BRANCH

                                    by /s/ HUSSEIN B. EL-TAWIL
                                       ----------------------------------
                                       Name: HUSSEIN B. EL-TAWIL
                                       Title: VICE PRESIDENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:

                                    by /s/ JOHN G. POPP
                                       ----------------------------------
                                       Name: JOHN G. POPP
                                       Title: MANAGING DIRECTOR
                                              FIRST DOMINION FUNDING I

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                MORGAN STATE DEAN WITTER ***** INCOME TRUST

                                    by /S/ PETER GEWINTZ
                                       ----------------------------------
                                       Name: PETER GEWINTZ
                                       Title: VICE PRESIDENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                CREDIT LYONNAIS NEW YORK BRANCH

                                    by /s/ JOHN C. OBERLE
                                       ----------------------------------
                                       Name: JOHN C. OBERLE
                                       Title: VICE PRESIDENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                PACIFICA PARTNER I. LP
                                    By: IMPERIAL CREDIT ASSET MANAGEMENT, INC
                                        AS ITS INVESTMENT MANAGER

                                    by /s/ DEAN K. KAWAI
                                       ----------------------------------
                                       Name: DEAN K. KAWAI
                                       Title: VICE PRESIDENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                TORONTO DOMINION (NEW YORK), INC.

                                    by /s/ JORGE A. GARCIA
                                       ----------------------------------
                                       Name: JORGE A. GARCIA
                                       Title: VICE PRESIDENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                PARIBAS CAPITAL FUNDING LLC

                                    by /s/ M. STEVEN ALEXANDER
                                       ----------------------------------
                                       Name: M. STEVEN ALEXANDER
                                       Title: DIRECTOR

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                GENERAL ELECTRIC CAPITAL CORPORATION

                                    by /s/ WILLIAM E. MAGEE
                                       ----------------------------------
                                       Name: WILLIAM E. MAGEE
                                       Title: DULY AUTHORIZED SIGNATORY

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

                                    TCW LEVERAGED INCOME TRUST, L.P. BY:
                                    TCW ADVISERS, LTD AS GENERAL PARTNER

                                    By: /s/ MARK L. GOLD
                                       ----------------------------------
                                       Name: MARK L. GOLD
                                       Title: MANAGING DIRECTOR

                                    By: TCW INVESTMENT MANAGEMENT COMPANY
                                        AS INVESTMENT ADVISOR

                                    By: /s/ JOHNATHAN BERG
                                       ----------------------------------
                                       Name: JOHNATHAN BERG
                                       Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

                                    TCW ADVISORS, INC. AS
                                    ITS COLLATERAL MANAGER

                                    By: /s/ [ILLEGIBLE]
                                       ----------------------------------
                                       Name:
                                       Title:

                                    By: /s/ [ILLEGIBLE]
                                       ----------------------------------
                                       Name:
                                       Title:

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                THE BANK OF NOVA SCOTIA

                                    by /s/ W.J. BROWN
                                       ----------------------------------
                                       Name: W.J. BROWN
                                       Title: VICE PRESIDENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                KZH CRESENT - 2 LLC

                                    by /s/ PETER CHIN
                                       ----------------------------------
                                       Name: PETER CHIN
                                       Title: AUTHORIZED AGENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                KZH PONDVIEW LLC

                                    by /s/ PETER CHIN
                                       ----------------------------------
                                       Name: PETER CHIN
                                       Title: AUTHORIZED AGENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                KZH SOLEIL LLC

                                    by /s/ PETER CHIN
                                       ----------------------------------
                                       Name: PETER CHIN
                                       Title: AUTHORIZED AGENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                SUMMIT BANK

                                    by /s/ CHRISTOPHER [ILLEGIBLE]
                                       ----------------------------------
                                       Name: CHRISTOPHER [ILLEGIBLE]
                                       Title: SENIOR VICE PRESIDENT

                                    SIGNATURE PAGE TO AMENDMENT NO. 6 DATED AS
                                    OF AUGUST 10, 2000, TO THE CREDIT AGREEMENT
                                    DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY
                                    AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED
                                    FROM TIME TO TIME), AMONG MAGELLAN HEALTH
                                    SERVICES, INC., CHARTER BEHAVIORAL HEALTH
                                    SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL
                                    CARE CORPORATION, THE SUBSIDIARY BORROWERS,
                                    THE LENDERS, THE CHASE MANHATTAN BANK, AS
                                    ADMINISTRATIVE AGENT, AS COLLATERAL AGENT
                                    AND AS AN ISSUING BANK, FIRST UNION NATIONAL
                                    BANK, AS SYNDICATION AGENT AND AS AN ISSUING
                                    BANK, AND CREDIT LYONNAIS NEW YORK BRANCH,
                                    AS DOCUMENTATION AGENT.

NAME OF INSTITUTION:                BANK OF TOKYO-MITSUBISHI TRUST CO.

                                    by /s/ SPENCER [ILLEGIBLE]
                                       ----------------------------------
                                       Name:  SPENCER [ILLEGIBLE]
                                       Title: VICE PRESIDENT

                                                                Schedule 1.01(e)

                    MAXIMUM ADDITIONS TO CONSOLIDATED EBITDA

1. All charges, writeoffs and losses for any fiscal quarter of the Parent Borrower's fiscal year ending September 30, 2000, and the fiscal quarter ending December 31, 2000, attributable to the Magellan Specialty Health division (PROVIDED that the aggregate amount of such charges, writeoffs and losses during such fiscal year and fiscal quarter combined that are permitted to be added in determining Consolidated EBITDA shall not exceed $117,400,000, and PROVIDED FURTHER that any future net cash outflows after August 10, 2000, resulting from the exit by the Parent Borrower from the business of the Magellan Specialty Health division in excess of $28,800,000 shall not be added in determining Consolidated EBITDA).

2. All restructuring, severance, lease termination and reorganization charges for any fiscal quarters ending on or before September 30, 2001, relating to the reorganization and/or consolidation of Magellan Health Services and/or Magellan Behavioral Health and their respective subsidiaries (PROVIDED that the aggregate amount of such charges permitted to be added in determining Consolidated EBITDA shall not exceed $6,000,000).

3. The writeoff of goodwill, intangibles and other long-lived assets related to Group Practice Affiliates, Inc. and its subsidiaries (PROVIDED that the aggregate amount of such writeoffs permitted to be added in determining Consolidated EBITDA shall not exceed $15,000,000).